UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023

MEGA MATRIX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

650-340-1888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MPU	NYSE American Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2023, in connection with a newly formed joint venture, Saving Digital Pte. Ltd. (“Saving”), a wholly-owned subsidiary of Mega Matrix Corp. (the “Company”), and Bit Digital Singapore Pte. Ltd. (“Bit Digital” and together with Saving Digital, the “Shareholders”), entered into a shareholders’ agreement (the “Shareholders Agreement”) with Marsprotocol Technologies Pte. Ltd. (the “JV Company”), to provide staking technology tools in digital assets through the staking platform “MarsProtocol,” an individual and institutional grade designed staking platform (the “Joint Venture”). Under the Shareholders Agreement, Saving will invest 180,000 Singapore Dollars, which represents 60% of the registered capital of the JV Company, and Bit Digital will invest 120,000 Singapore Dollars, which represents 40% of the registered capital of the JV Company.

Under the Shareholders Agreement, Saving, as holder of 60% of the outstanding shares of the JV Company, will be entitled to appoint two (2) out of the three (3) directors to the board of directors of the JV Company (“JV Board”), and the right to appoint the chairman of the JV Board. In addition, the Shareholders Agreement imposes certain restrictions in the dealing and transfer of the shares held by the Shareholders unless prior approval and consent of the JV Company has been obtained, as well as a right of first refusal to other Shareholders, and customary tag-along and drag-along rights. The Shareholders Agreement also includes customary restrictive covenants, intellectual property rights and confidentiality clauses.

The foregoing description of the Shareholders Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 7, 2023, the Company issued a press release announcing the establishment of the joint venture with Bit Digital, Inc. (NASDAQ: BTBT) to jointly provide staking technology tools in digital assets. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Shareholders Agreement dated March 1, 2023
99.1	Press release dated March 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mega Matrix Corp.
a Delaware corporation

	By:	/s/ Yucheng Hu
Yucheng Hu, Chief Executive Officer

Dated: March 7, 2023

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